                               AIM AGGRESSIVE
                                 GROWTH FUND


[AIM LOGO APPEARS HERE]       SEMIANNUAL REPORT         APRIL 30, 1997

                      ---------------------------------
                         AIM AGGRESSIVE GROWTH FUND

                          For shareholders who seek

                        long-term growth of capital.

                         by investing in a portfolio

                       consisting primarily of small-

                       company stocks which management

                     believes will have earnings growth

                      in excess of the general economy.
                      ---------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Small Company Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally representative of the performance of small-company stocks.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
       FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
        OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
        AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                        OF PRINCIPAL AMOUNT INVESTED.


  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   We have seen a great deal of change in the markets during
   [PHOTO OF       the past few months, change that has been unsettling even
   Charles T.      for experienced market watchers.
     Bauer,           In many instances the change has occurred suddenly as
  Chairman of      the markets have fluctuated widely during the past six
  the Board of     months. The popular Dow Jones Industrial Average of 30 large
   THE FUND        companies ranged from just over 7000 to just below 6400
  APPEARS HERE]    before strengthening once again and regaining its lost
                   ground. Both the Russell 2000 Index, judged to be the benchmark for small-cap stocks, and the Dow recently have set records.
   The point we want to emphasize is that such volatility seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small-and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
   What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
   Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
   Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
   It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.

                               ---------------

                               In every market,

                        there is always some segment,

                       and some investment strategies,

                            that occasionally fall

                                out of favor.

                               ---------------





                                                          Continued on next page

                                                          The Chairman's Letter


                               ---------------

                                  It's also

                                 a good idea

                       to reassess your financial goals

                              periodically with

                          your financial consultant

                               ---------------



   On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM AGGRESSIVE GROWTH FUND REOPENS
You might be aware that the Board of Directors voted to reopen AIM Aggressive Growth Fund to new investors on June 4 and keep the Fund open until it reached approximately $500 million in new sales. The Fund closed again on June 5. The decision to reopen the Fund was based on the many buying opportunities we believe are currently available in small-cap stocks.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

The Managers' Overview

MARKET PRESSURE CONTINUES FOR SMALL-CAP STOCKS

--------------------------------------------------------------------------------
A roundtable discussion with the Fund management team for AIM Aggressive Growth Fund for the six-month period ended April 30, 1997.


Q. SMALL-COMPANY STOCKS CONTINUED TO BE OUTPACED BY LARGE COMPANY STOCKS DURING THE REPORTING PERIOD. HOW DID THAT AFFECT THE PERFORMANCE OF AIM AGGRESSIVE GROWTH FUND?

A. The Fund's average annual total return was -14.54% during the six months covered by this report, reflecting the pressure on small-cap stocks in general and the significant volatility in the technology sector, a significant position in the Fund.
     Keep in mind, six months is an extremely short measurement period for small-cap stocks, particularly during periods of dramatic volatility.
   Market cycles can shift abruptly. Since the reporting period ended on 4/30/97, the Russell 2000 Index of small-cap stocks has rallied:
   it has recovered all its 1997 decline and set three all-time highs in as many sessions (as of 5/27/97). Interestingly, technology stocks led the advance.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A. Three factors shaped a difficult market environment for the Fund:
   o  a capricious market that favored large-cap stocks over small-cap stocks,
   o  the narrowness of the market, and
   o weakness in certain sectors where the Fund is heavily invested, particularly technology.

Q. WHY DID SMALL-CAP STOCKS LAG THE PERFORMANCE OF LARGE-CAP STOCKS?

A. Dramatic market volatility, uneasiness about earnings trends, and concerns about the pace of economic growth have driven investors to the relative safety and liquidity of stocks in large, predictable companies. As a result, large-company stocks continued to outperform smaller company stocks during the reporting period.
     It's a phenomenon often termed a "flight to quality." Historically, small-cap stocks have offered excellent returns for investors, but they do tend to be more volatile than stocks of large, better-known corporations.

Q. WHAT DO YOU MEAN BY "THE NARROWNESS OF THE MARKET?"

A. In a "narrow market," the performance of a market index is dominated by a comparatively few stocks, most recently, a limited range of extremely large company stocks. This unusual environment puts mutual funds at a disadvantage because most tend to diversify holdings into a blend that may include large, medium, and small companies to manage risk and optimize return.
     We use a similar approach--as of 4/30/97, the Fund had a total of 361 holdings primarily in small- and mid-cap stocks, with the largest position less than 1% of the portfolio.
     However, the average investor still fared better during the reporting period in a diversified, professionally managed mutual fund than in individual securities. Many stocks are down 50% or more from their 1996 peaks.

Q. HOW DID THE FUND'S PERFORMANCE COMPARE WITH ITS BENCHMARK, THE RUSSELL 2000 INDEX?

A. The Fund has a greater emphasis in some industry sectors, compared to the Russell 2000 Index, that were not strong performers during much of the reporting period. The technology sector--the Fund's largest weighting at 31% of the portfolio--has experienced significant volatility since fall 1995, when investors became unduly concerned that earnings growth would falter. While many technology companies continue to report strong growth, some companies have failed to meet expectations and the entire group has been punished severely in the market.
     The Fund's technology position is significantly higher than the 16% weighting component in the Russell 2000 Index of small-company stocks, so the impact to the Fund of that group's performance is greater.
     Following technology, the Fund's largest weighting is in the health-care sector. As seen in the technology sector, health-care stocks have been extremely volatile as the group sorts out leaders and laggards. The health-care sector represents about 18% of the Fund compared to 9% of the Russell 2000 Index.

Q. GIVEN THEIR RECENT PERFORMANCE, HAVE YOU CHANGED YOUR OUTLOOK TOWARD TECHNOLOGY AND HEALTH CARE?

A. Not at all. Despite some short-lived weakness in seasonal profits, we remain committed to technology as a high-growth sector over the long-term. Technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. We believe the technology industry will be the dominant force of the decade, much as consumer-related industries dominated the 1980s, and oil companies in the 1970s.

          See important Fund & index disclosures inside front cover.

The Managers' Overview

   Among our largest technology holdings as of 4/30/97 were Affiliated
Computer Services, Inc. and Lattice Semiconductor Corp.
   Within the health-care sector, we have emphasized three major areas where there appears to be attractive long-term potential for earnings growth: hospitals, which are benefiting from ongoing consolidation efforts; assisted living facilities, with their appeal to aging baby boomers; and health maintenance organizations, which continue to lead the efficiency drive in this industry. Some of our larger health-care sectors positions as of 4/30/97 included HealthSouth Corp. and Health Management Associates, Inc.
   When market sentiment toward these sectors shifts to favorable, the Fund's larger positions will be a decided advantage--the positive impact to the Fund's performance will be significantly stronger compared to the Russell 2000 Index.

Q. GIVEN THE CURRENT MARKET ENVIRONMENT, WHAT IS YOUR INVESTMENT STRATEGY FOR THE NEAR-TERM?

A. We remain committed to our investment discipline--a time-tested approach that has served us well. The foundation of AIM's investment philosophy is that earnings drive stock prices. Accordingly, we look for companies with earnings that are accelerating. It's a company-by-company approach, and one that's indifferent to daily market activity. Every stock in the Fund's portfolio is there because it meets our strict criteria for earnings growth potential.

Q. WHEN DO YOU ANTICIPATE A TURNAROUND FOR SMALL-CAP STOCKS?

A. The market has been distracted by concerns about the strength of the economy and the possibility of higher interest rates. Once the market returns its valuation focus to growth potential, stocks in faster-growing small companies will appear especially attractive.
     There are encouraging signs that the turnaround may be near. Corporate earnings remain strong, and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts. There is no immediate indication of higher interest rates, and that helps small company profits by keeping borrowing costs down. That means the potential for earnings growth remains strong, just as many small-cap stocks are selling at bargain prices.
     Most major market averages have responded recently by retracing their 1997 declines. For the first time in a while, stocks of smaller companies participated in the rally. Indeed, the Fund has gained 15.61% since the reporting period ended, 4/30/97 to 5/31/97. It is too early to declare that the corner has been turned, but it is possible that the narrow market has at last begun to broaden.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN GENERAL NEAR TERM?

A. After two extraordinary years of double-digit returns on stocks, many analysts were warning about the potential for a significant market decline, with some making bearish forecasts for a market correction--a decline of 20%.
     After approaching those estimates in early spring, the markets have recovered swiftly and completely. And the optimism seems well grounded. The economy continues to grow at a healthy, but manageable pace. Importantly, there is no inflation, and that reduces the likelihood of higher interest rates which could erode corporate profits.
     Nonetheless, it is important that investors maintain realistic expectations about investment performance. We have enjoyed recorded-breaking returns from stocks in recent years, but indications are that stock performance may be returning to historic norms that bear closer to 10% per year than 20%.

================================================================================
TOP 10 EQUITY HOLDINGS
================================================================================

As of 4/30/97, based on total net assets

  1. Brightpoint, Inc.                          0.94%
  2. Heftel Broadcasting Corp.                  0.92
  3. Sybron International Corp.                 0.92
  4. HealthSouth Corp.                          0.91
  5. Health Management Associates, Inc.         0.91
  6. Energy Ventures, Inc.                      0.77
  7. Blyth Industries, Inc.                     0.73
  8. Affiliated Computer Services, Inc.         0.72
  9. National-Oilwell, Inc.                     0.71
 10. The Money Store, Inc.                      0.71
================================================================================

================================================================================
TOP 10 INDUSTRIES
================================================================================
As of 4/30/97, based on total net assets

  1. Computer Software/Services                12.70%
  2. Medical (Patient Services)                11.55
  3. Retail (Stores)                            9.15
  4. Semiconductors                             5.66
  5. Telecommunications                         5.47
  6. Medical Instruments/Products               4.22
  7. Finance (Consumer Credit)                  4.14
  8. Electronic Components/Misc.                4.13
  9. Advertising/Broadcasting                   3.10
 10. Business Services                          2.78

================================================================================
            Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEXES


The chart below compares your Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of hypothetical portfolios, in this case the Russell 2000 Index and the Lipper Small Company Growth Fund Index. Unlike your Fund, these indexes are not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 3/31/97, the most recent calendar quarter. Including sales charge.

          10 Years         13.85%
           5 Years         19.34
           1 Year         -13.57*

*-8.54% excluding sales charge.
================================================================================
GROWTH OF A $10,000 INVESTMENT

4/30/87--4/30/97

Past performance cannot guarantee comparable future results.

--------------------------------------------------------------------------------
         AIM Aggressive  Lipper Small Company
          Growth Fund     Growth Fund Index    Russell 2000 Index
--------------------------------------------------------------------------------
                            (In thousands)

4/30/87      $9,448          $10,000               $10,000
4/88          8,119            9,569                 9,209
4/89          8,871           11,116                10,626
4/90          9,150           11,396                10,393
4/91         11,644           12,656                11,452
4/92         14,238           14,800                13,405
4/93         17,783           16,687                15,519
4/94         24,170           19,283                17,813
4/95         30,650           21,216                19,101
4/96         47,085           29,745                25,402
4/97         37,900           26,612                25,415


================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                     MARKET
                                     SHARES          VALUE

COMMON STOCKS-95.09%

ADVERTISING/BROADCASTING-3.10%

American Radio Systems Corp.(a)        100,000   $    2,925,000
---------------------------------------------------------------
CKS Group, Inc.(a)                     200,000        4,225,000
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              300,000       14,550,000
---------------------------------------------------------------
Evergreen Media Corp. -- Class
  A(a)                                 200,000        6,475,000
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)           401,400       20,070,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)          352,800        9,922,500
---------------------------------------------------------------
Meredith Corp.                         200,000        4,700,000
---------------------------------------------------------------
Telemundo Group, Inc.-Class A(a)       175,000        4,593,750
---------------------------------------------------------------
                                                     67,461,250
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.56%

BE Aerospace, Inc.(a)                  355,000        8,741,875
---------------------------------------------------------------
REMEC, Inc.(a)                         150,000        3,450,000
---------------------------------------------------------------
                                                     12,191,875
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS &
  TIRES-0.29%

Borg-Warner Automotive, Inc.           150,000        6,300,000
---------------------------------------------------------------

BANKING-0.77%

Bank United Corp.-Class A(a)           175,000        5,337,500
---------------------------------------------------------------
First Republic Bancorp, Inc.(a)        300,000        6,262,500
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                        250,000        5,250,000
---------------------------------------------------------------
                                                     16,850,000
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.26%

Cerner Corp.(a)                        350,000        5,643,750
---------------------------------------------------------------

BUILDING MATERIALS-0.15%

Danaher Corp.                           70,000        3,158,750
---------------------------------------------------------------

BUSINESS SERVICES-2.78%

AccuStaff, Inc.(a)                     181,000        3,303,250
---------------------------------------------------------------
Cambridge Technology Partners,
  Inc.(a)                              225,000        5,990,625
---------------------------------------------------------------
Caribiner International, Inc.(a)       100,000        5,300,000
---------------------------------------------------------------
Claremont Technology Group,
  Inc.(a)                               76,600        1,034,100
---------------------------------------------------------------
Data Processing Resources
  Corp.(a)                              86,500        1,589,437
---------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)                              375,000        6,093,750
---------------------------------------------------------------
MedQuist, Inc.(a)                      175,000        4,418,750
---------------------------------------------------------------
NOVA Corp.(a)                          175,000        3,150,000
---------------------------------------------------------------
Pharmaceutical Product
  Development, Inc.(a)                 175,000        2,931,250
---------------------------------------------------------------
RemedyTemp, Inc.-Class A(a)            165,000        2,516,250
---------------------------------------------------------------
Robert Half International,
  Inc.(a)                              300,000       11,775,000
---------------------------------------------------------------
Romac International, Inc.(a)           300,000        5,850,000
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                              60,000        1,380,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)            100,000        3,250,000
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                 100,000        1,900,000
---------------------------------------------------------------
                                                     60,482,412
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTER MINI/PCS-0.22%

Stratus Computer, Inc.(a)              125,000   $    4,859,375
---------------------------------------------------------------

COMPUTER NETWORKING-0.97%

Coherent Communications Systems
  Corp.(a)                             500,000        8,187,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           125,000        4,906,250
---------------------------------------------------------------
Digital Microwave Corp.(a)             150,000        3,862,500
---------------------------------------------------------------
International Network Services(a)       13,500          276,750
---------------------------------------------------------------
Network Appliance, Inc.(a)              75,000        2,184,375
---------------------------------------------------------------
VideoServer, Inc.(a)                   100,000        1,687,500
---------------------------------------------------------------
                                                     21,104,875
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.68%

Encad, Inc.(a)                         200,000        7,350,000
---------------------------------------------------------------
MicroTouch Systems, Inc.(a)            350,000        7,481,250
---------------------------------------------------------------
                                                     14,831,250
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-12.70%

Affiliated Computer Services,
  Inc.(a)                              600,000       15,600,000
---------------------------------------------------------------
Analysts International Corp.           200,000        5,700,000
---------------------------------------------------------------
BDM International Inc.(a)              500,000       11,625,000
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)             150,000        4,800,000
---------------------------------------------------------------
CBT Group PLC-ADR(a) (Ireland)         156,400        7,604,950
---------------------------------------------------------------
Centura Software Corp.(a)               14,930           29,860
---------------------------------------------------------------
Cognos, Inc.(a) (Canada)               250,000        6,343,750
---------------------------------------------------------------
Computer Data Systems, Inc.            181,300        3,943,275
---------------------------------------------------------------
Computer Horizons Corp.(a)             100,000        4,350,000
---------------------------------------------------------------
Computer Task Group, Inc.              100,000        4,312,500
---------------------------------------------------------------
Cooper & Chyan Technology,
  Inc.(a)                              367,000        8,899,750
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              250,000        4,437,500
---------------------------------------------------------------
Documentum, Inc.(a)                    100,000        1,850,000
---------------------------------------------------------------
Engineering Animation, Inc.(a)(b)      310,100        7,132,300
---------------------------------------------------------------
HBO & Co.                              125,000        6,687,500
---------------------------------------------------------------
HPR, Inc.(a)                           500,000        7,062,500
---------------------------------------------------------------
IDX Systems Corp.(a)                   165,600        4,926,600
---------------------------------------------------------------
Imnet Systems, Inc.(a)                 325,000        5,971,875
---------------------------------------------------------------
Indus Group, Inc.(a)                   300,000        4,537,500
---------------------------------------------------------------
Integrated Measurement Systems,
  Inc.(a)                              300,000        3,975,000
---------------------------------------------------------------
Jack Henry & Associates                225,000        4,275,000
---------------------------------------------------------------
JDA Software Group, Inc.(a)            250,000        6,312,500
---------------------------------------------------------------
Keane, Inc.(a)                          53,400        2,476,425
---------------------------------------------------------------
McAfee Associates, Inc.(a)             200,000       11,150,000
---------------------------------------------------------------
Midway Games Inc.(a)                   200,000        3,600,000
---------------------------------------------------------------
National Data Corp.                    200,000        7,500,000
---------------------------------------------------------------
National TechTeam, Inc.(a)             250,000        3,875,000
---------------------------------------------------------------
Network General Corp.(a)               485,800        6,679,750
---------------------------------------------------------------
Peerless Systems Corp.(a)              250,000        2,968,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

PeopleSoft, Inc.(a)                    125,000   $    5,187,500
---------------------------------------------------------------
Physician Computer Network,
  Inc.(a)                              398,000        2,114,375
---------------------------------------------------------------
RadiSys Corp.(a)                       100,000        2,937,500
---------------------------------------------------------------
Raptor Systems, Inc.(a)                100,000        1,150,000
---------------------------------------------------------------
Renaissance Solutions, Inc.(a)         125,000        2,718,750
---------------------------------------------------------------
Saville Systems Ireland
  PLC-ADR(a) (Ireland)                 350,000       14,393,750
---------------------------------------------------------------
Scopus Technology, Inc.(a)              44,600        1,193,050
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              300,000        7,575,000
---------------------------------------------------------------
SPSS, Inc.(a)                          210,000        5,565,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             159,260        4,120,852
---------------------------------------------------------------
Sterling Software, Inc.(a)             100,000        3,050,000
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           300,000       13,312,500
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)              60,900        1,735,650
---------------------------------------------------------------
Technology Solutions Co.(a)            250,000        6,593,750
---------------------------------------------------------------
Transition Systems, Inc.(a)            373,200        4,478,400
---------------------------------------------------------------
Trusted Information System,
  Inc.(a)                              200,000        1,800,000
---------------------------------------------------------------
Vantive Corp.(a)                        80,000        1,590,000
---------------------------------------------------------------
Veritas Software Corp.(a)              360,000       12,105,000
---------------------------------------------------------------
Viasoft, Inc.(a)                       175,000        7,437,500
---------------------------------------------------------------
Wind River Systems(a)                  187,500        4,312,500
---------------------------------------------------------------
Yahoo! Inc.(a)                         127,500        4,350,938
---------------------------------------------------------------
                                                    276,349,300
---------------------------------------------------------------

CONSUMER NON-DURABLES-0.42%

Central Garden and Pet Co.(a)          275,000        5,482,812
---------------------------------------------------------------
Herbalife International, Inc.          233,300        3,761,963
---------------------------------------------------------------
                                                      9,244,775
---------------------------------------------------------------

CONTAINERS-0.14%

Apogee Enterprises, Inc.               200,000        3,000,000
---------------------------------------------------------------

COSMETICS & TOILETRIES-1.19%

Helen of Troy Ltd.(a)                  550,000       12,787,500
---------------------------------------------------------------
NBTY, Inc.(a)                          275,000        5,225,000
---------------------------------------------------------------
Rexall Sundown, Inc.(a)                400,000        7,950,000
---------------------------------------------------------------
                                                     25,962,500
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-4.13%

AMETEK, Inc.                           200,000        4,475,000
---------------------------------------------------------------
ANADIGICS, Inc.(a)                     246,300        6,957,975
---------------------------------------------------------------
ASE Test Ltd.                           65,400        2,427,975
---------------------------------------------------------------
Benchmarq Microelectronics,
  Inc.(a)                              400,000        7,000,000
---------------------------------------------------------------
BMC Industries, Inc.                   500,000       14,500,000
---------------------------------------------------------------
Cyberoptics Corp.(a)                   200,000        3,225,000
---------------------------------------------------------------
Micro Linear Corp.(a)                  200,000        3,175,000
---------------------------------------------------------------
Micron Electronics, Inc.(a)            365,000        7,436,875
---------------------------------------------------------------
Perceptron, Inc.(a)                    200,000        5,650,000
---------------------------------------------------------------
Sawtek Inc.(a)                         178,500        5,288,063
---------------------------------------------------------------
SCI Systems, Inc.(a)                    22,600        1,395,550
---------------------------------------------------------------
Sipex Corp.(a)(b)                      420,000       10,080,000
---------------------------------------------------------------


                                                     MARKET
                                     SHARES          VALUE

ELECTRONIC
COMPONENTS/MISCELLANEOUS-(CONTINUED)

Symbol Technologies, Inc.(a)           300,000   $    9,712,500
---------------------------------------------------------------
Technitrol, Inc.                       300,000        6,037,500
---------------------------------------------------------------
ThermoQuest Corp.(a)                   200,000        2,600,000
---------------------------------------------------------------
                                                     89,961,438
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.18%

Halter Marine Group, Inc.(a)           200,000        3,925,000
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.20%

Imperial Credit Industries,
  Inc.(a)                              300,000        4,368,750
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.14%

Aames Financial Corp.                  214,650        3,300,241
---------------------------------------------------------------
AmeriCredit Corp.(a)                   300,000        4,312,500
---------------------------------------------------------------
Amresco, Inc.(a)                       400,000        5,825,000
---------------------------------------------------------------
Cityscape Financial Corp.(a)           225,000        3,009,375
---------------------------------------------------------------
CMAC Investment Corp.                  300,000       11,400,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   600,000       11,850,000
---------------------------------------------------------------
Consumer Portfolio Services,
  Inc.(a)                              350,000        2,712,500
---------------------------------------------------------------
Delta Financial Corp.(a)               250,000        3,375,000
---------------------------------------------------------------
First Alliance Corp.(a)                200,000        4,100,000
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              450,000        9,956,250
---------------------------------------------------------------
IMC Mortgage Co.(a)                    300,000        3,375,000
---------------------------------------------------------------
Metris Companies Inc.(a)               125,000        3,125,000
---------------------------------------------------------------
Money Store, Inc. (The)                716,600       15,496,475
---------------------------------------------------------------
PMT Services, Inc.(a)                  300,000        3,562,500
---------------------------------------------------------------
Southern Pacific Funding Corp.(a)      250,000        2,656,250
---------------------------------------------------------------
Union Acceptance Corp.(a)              200,000        2,100,000
---------------------------------------------------------------
                                                     90,156,091
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.70%

Bay View Capital Corp.                 150,000        7,284,375
---------------------------------------------------------------
Ocwen Financial Corp.(a)               120,000        3,780,000
---------------------------------------------------------------
TCF Financial Corp.                    100,000        4,087,500
---------------------------------------------------------------
                                                     15,151,875
---------------------------------------------------------------

FOOD/PROCESSING-0.37%

Delta & Pine Land Co.                  133,333        3,333,325
---------------------------------------------------------------
Smithfield Foods, Inc.(a)              100,000        4,612,500
---------------------------------------------------------------
                                                      7,945,825
---------------------------------------------------------------

FUNERAL SERVICES-1.01%

Equity Corp. International(a)          450,000        9,675,000
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class
  A                                    375,000       12,375,000
---------------------------------------------------------------
                                                     22,050,000
---------------------------------------------------------------

FURNITURE-0.48%

Ethan Allen Interiors, Inc.            125,000        5,531,250
---------------------------------------------------------------
Herman Miller, Inc.                    150,000        4,856,250
---------------------------------------------------------------
                                                     10,387,500
---------------------------------------------------------------

GAMING-0.17%

Primadonna Resorts, Inc.(a)            200,000        3,750,000
---------------------------------------------------------------


                                                     MARKET
                                     SHARES          VALUE

HOME BUILDING-0.09%

American Homestar Corp.(a)             125,000   $    2,031,250
---------------------------------------------------------------

HOTELS/MOTELS-0.51%

Prime Hospitality Corp.(a)             450,000        7,481,250
---------------------------------------------------------------
Suburban Lodges of America,
  Inc.(a)                               80,000        1,290,000
---------------------------------------------------------------
Wyndham Hotel Corp.(a)                  83,300        2,301,163
---------------------------------------------------------------
                                                     11,072,413
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.49%

Compdent Corp.(a)                       66,500        1,072,313
---------------------------------------------------------------
CRA Managed Care, Inc.(a)              100,000        3,525,000
---------------------------------------------------------------
First Commonwealth, Inc.(a)            162,500        1,990,625
---------------------------------------------------------------
Penn Treaty American Corp.(a)          150,000        4,050,000
---------------------------------------------------------------
                                                     10,637,938
---------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-0.93%

CapMAC Holdings, Inc.                  250,000        6,500,000
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           250,000        6,281,250
---------------------------------------------------------------
Vesta Insurance Group, Inc.            178,500        7,452,375
---------------------------------------------------------------
                                                     20,233,625
---------------------------------------------------------------

LEISURE & RECREATION-1.15%

Avid Technology, Inc.(a)               200,000        3,875,000
---------------------------------------------------------------
Cannondale Corp.(a)                    200,000        3,900,000
---------------------------------------------------------------
North Face, Inc.(a)                    200,000        2,825,000
---------------------------------------------------------------
Penske Motorsports, Inc.(a)            100,000        2,937,500
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.           200,000        6,375,000
---------------------------------------------------------------
West Marine, Inc.(a)                   200,000        5,200,000
---------------------------------------------------------------
                                                     25,112,500
---------------------------------------------------------------

MACHINE TOOLS-0.25%

Precision Castparts Corp.              100,000        5,350,000
---------------------------------------------------------------

MACHINERY (HEAVY)-0.09%

Rental Service Corp.(a)                103,600        1,916,600
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.53%

Kulicke & Soffa Industries,
  Inc.(a)                              250,000        6,984,375
---------------------------------------------------------------
Prime Service, Inc.(a)                 200,000        4,475,000
---------------------------------------------------------------
                                                     11,459,375
---------------------------------------------------------------

MEDICAL (DRUGS)-2.66%

Arbor Drugs, Inc.                      300,000        5,512,500
---------------------------------------------------------------
Biovail Corporation
  International(a) (Canada)            300,000        7,500,000
---------------------------------------------------------------
Cardinal Health, Inc.                  278,700       14,840,775
---------------------------------------------------------------
Curative Technologies, Inc.(a)         150,000        3,543,750
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          207,000        6,003,000
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       125,000        4,593,750
---------------------------------------------------------------
Medicis Pharmaceutical Corp.(a)        405,000        9,922,500
---------------------------------------------------------------
Parexel International Corp.(a)         214,800        6,014,400
---------------------------------------------------------------
                                                     57,930,675
---------------------------------------------------------------
                                                     MARKET
                                     SHARES          VALUE

MEDICAL (PATIENT SERVICES)-11.55%

ABR Information Services, Inc.(a)      240,000   $    4,830,000
---------------------------------------------------------------
ADAC Laboratories                      250,000        5,781,250
---------------------------------------------------------------
American HomePatient, Inc.(a)          337,350        6,493,988
---------------------------------------------------------------
American Medserve Corp.(a)             191,700        2,084,738
---------------------------------------------------------------
Arbor Health Care Co.(a)(b)            450,000       11,025,000
---------------------------------------------------------------
Atria Communities, Inc.(a)             250,000        2,812,500
---------------------------------------------------------------
CareMatrix Corp.(a)                    350,000        6,956,250
---------------------------------------------------------------
EmCare Holdings, Inc.(a)               200,000        5,625,000
---------------------------------------------------------------
Envoy Corp.(a)                         300,000        6,262,500
---------------------------------------------------------------
FPA Medical Management, Inc.(a)        375,000        6,093,750
---------------------------------------------------------------
Genesis Health Ventures, Inc.(a)       150,000        4,481,250
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             300,000        9,487,500
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                      737,662       19,732,458
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 1,000,000       19,750,000
---------------------------------------------------------------
Hologic, Inc.(a)                       300,000        6,225,000
---------------------------------------------------------------
Integrated Health Services,
  Inc.(a)                              225,000        7,228,125
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              200,000        7,850,000
---------------------------------------------------------------
MedPartners, Inc.(a)                   150,000        2,737,500
---------------------------------------------------------------
Multicare Companies, Inc.(a)           375,000        6,984,375
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        125,000        2,843,750
---------------------------------------------------------------
NovaCare, Inc.(a)                      300,000        3,412,500
---------------------------------------------------------------
OccuSystems, Inc.(a)                   287,200        5,923,500
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              625,000        7,500,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)           100,000        6,587,500
---------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)       150,000        4,950,000
---------------------------------------------------------------
PhyCor, Inc.(a)                        187,500        4,992,187
---------------------------------------------------------------
Quorum Health Group, Inc.(a)           250,000        7,781,250
---------------------------------------------------------------
Renal Care Group, Inc.(a)              200,000        6,000,000
---------------------------------------------------------------
Renal Treatment Centers, Inc.(a)       200,000        4,325,000
---------------------------------------------------------------
RoTech Medical Corp.(a)                500,000        7,875,000
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)        94,800        2,287,050
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              540,000       14,040,000
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                              150,000        4,818,750
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      400,000       15,150,000
---------------------------------------------------------------
Vencor, Inc.(a)                        250,000       10,406,250
---------------------------------------------------------------
                                                    251,333,921
---------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-4.22%

Acuson Corp.(a)                        250,000        6,062,500
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              150,000        2,231,250
---------------------------------------------------------------
Capstone Pharmacy Services,
  Inc.(a)                              105,000          885,937
---------------------------------------------------------------
CardioThoracic Systems, Inc.(a)        100,000        1,587,500
---------------------------------------------------------------
Dentsply International, Inc.           250,000       12,375,000
---------------------------------------------------------------
ESC Medical Systems Ltd.(a)
  (Israel)                              47,850        1,285,969
---------------------------------------------------------------
Henry Schein, Inc.(a)                  200,000        5,550,000
---------------------------------------------------------------
MiniMed, Inc.(a)                       150,000        3,712,500
---------------------------------------------------------------
National Dentex Corp.(a)(b)            185,000        3,156,563
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

Omnicare, Inc.                         500,000   $   12,187,500
---------------------------------------------------------------
Patterson Dental Co.(a)                300,000       10,050,000
---------------------------------------------------------------
Physician Sales & Service, Inc.(a)     200,000        2,900,000
---------------------------------------------------------------
ResMed, Inc.(a)                        275,000        4,812,500
---------------------------------------------------------------
Suburban Ostomy Supply Co.,
  Inc.(a)(b)                           556,900        5,012,100
---------------------------------------------------------------
Sybron International Corp.(a)          600,000       19,950,000
---------------------------------------------------------------
                                                     91,759,319
---------------------------------------------------------------

METALS-0.13%

Northwest Pipe Co.(a)                  150,000        2,400,000
---------------------------------------------------------------
Shaw Group, Inc.(a)                     36,700          495,450
---------------------------------------------------------------
                                                      2,895,450
---------------------------------------------------------------

OFFICE AUTOMATION-0.35%

Danka Business Systems PLC-ADR
  (United Kingdom)                     250,000        7,640,625
---------------------------------------------------------------

OFFICE PRODUCTS-0.49%

Daisytek International Corp.(a)(b)     393,000       10,709,250
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.80%

Cliffs Drilling Co.(a)                 145,000        8,845,000
---------------------------------------------------------------
Patterson Energy, Inc.(a)              120,000        3,450,000
---------------------------------------------------------------
Precision Drilling Corp.(a)
  (Canada)                             150,000        5,212,500
---------------------------------------------------------------
                                                     17,507,500
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.60%

Devon Energy Corp.(a)                  225,000        7,425,000
---------------------------------------------------------------
Edge Petroleum Corp.(a)                225,000        3,065,625
---------------------------------------------------------------
St. Mary Land & Exploration Co.        100,000        2,600,000
---------------------------------------------------------------
                                                     13,090,625
---------------------------------------------------------------

OIL & GAS (SERVICES)-2.13%

Camco International, Inc.              225,000        9,984,375
---------------------------------------------------------------
Energy Ventures, Inc.(a)               250,000       16,718,750
---------------------------------------------------------------
Global Industries Ltd.(a)              250,000        5,250,000
---------------------------------------------------------------
Newpark Resources, Inc.(a)             100,000        4,487,500
---------------------------------------------------------------
SEACOR Holdings Inc.(a)                 50,000        2,150,000
---------------------------------------------------------------
Veritas DGC, Inc.(a)                   400,000        7,700,000
---------------------------------------------------------------
                                                     46,290,625
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.39%

Marine Drilling Companies, Inc.(a)     377,600        5,947,200
---------------------------------------------------------------
National-Oilwell, Inc.(a)              400,000       15,550,000
---------------------------------------------------------------
Pride Petroleum Services, Inc.(a)      169,200        2,918,700
---------------------------------------------------------------
Varco International, Inc.(a)           250,000        5,750,000
---------------------------------------------------------------
                                                     30,165,900
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.19%

Schweitzer-Mauduit International,
  Inc.                                 125,000        4,078,125
---------------------------------------------------------------

POLLUTION CONTROL-2.00%

Philip Environmental, Inc.(a)
  (Canada)                             475,000        7,481,250
---------------------------------------------------------------
Tetra Technologies, Inc.(a)            265,000        6,161,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

POLLUTION CONTROL-(CONTINUED)

United Waste Systems, Inc.(a)          100,000   $    3,375,000
---------------------------------------------------------------
US Filter Corp.(a)                     450,000       13,668,750
---------------------------------------------------------------
USA Waste Services, Inc.(a)            390,000       12,772,500
---------------------------------------------------------------
                                                     43,458,750
---------------------------------------------------------------

PUBLISHING-0.22%

World Color Press, Inc.(a)             200,000        4,800,000
---------------------------------------------------------------

RESTAURANTS-1.64%

Apple South, Inc.                      499,962        6,499,506
---------------------------------------------------------------
CKE Restaurants, Inc.                  225,000        4,415,625
---------------------------------------------------------------
Foodmaker, Inc.(a)                     770,000        8,373,750
---------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                              275,000        3,862,891
---------------------------------------------------------------
NPC International Inc.(a)               52,500          577,500
---------------------------------------------------------------
Papa John's International, Inc.(a)     200,000        5,150,000
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)            200,000        3,850,000
---------------------------------------------------------------
Starbucks Corp.(a)                     100,000        2,987,500
---------------------------------------------------------------
                                                     35,716,772
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.87%

Quality Food Centers, Inc.(a)          350,000       14,043,750
---------------------------------------------------------------
Twinlab Corp.(a)                       375,000        4,968,750
---------------------------------------------------------------
                                                     19,012,500
---------------------------------------------------------------

RETAIL (STORES)-9.15%

Blyth Industries, Inc.(a)              400,000       15,800,000
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  340,000        5,015,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)          162,500        7,800,000
---------------------------------------------------------------
CompUSA, Inc.(a)                       600,000       11,550,000
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            175,000        6,912,500
---------------------------------------------------------------
Duty Free International, Inc.          400,000        5,650,000
---------------------------------------------------------------
Eagle Hardware & Garden, Inc.(a)       550,000       10,312,500
---------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)     322,800        3,328,875
---------------------------------------------------------------
Footstar, Inc.(a)                      125,000        2,593,750
---------------------------------------------------------------
Gadzooks, Inc.(a)                      100,000        2,787,500
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)       300,000        6,412,500
---------------------------------------------------------------
Inacom Corp.(a)                        150,000        3,318,750
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           350,000        8,312,500
---------------------------------------------------------------
Just for Feet, Inc.(a)                 400,000        6,350,000
---------------------------------------------------------------
Loehmann's Holdings, Inc.(a)(b)        125,000          859,375
---------------------------------------------------------------
Marks Bros. Jewelers, Inc.(a)          200,000        2,225,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         325,000        8,084,375
---------------------------------------------------------------
Meyer (Fred), Inc.(a)                  100,000        4,112,500
---------------------------------------------------------------
Michaels Stores, Inc.(a)               200,000        3,850,000
---------------------------------------------------------------
Micro Warehouse, Inc.(a)               200,000        3,450,000
---------------------------------------------------------------
MicroAge, Inc.                         350,000        4,418,750
---------------------------------------------------------------
MSC Industrial Direct Co., Inc.-
  Class A(a)                           125,000        3,843,750
---------------------------------------------------------------
99 Cents Only Stores(a)                100,000        2,162,500
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           200,000        7,000,000
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)         450,000        9,618,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (STORES)-(CONTINUED)

Pier 1 Imports, Inc.                   600,000   $   11,850,000
---------------------------------------------------------------
Sports Authority, Inc. (The)(a)        300,000        5,325,000
---------------------------------------------------------------
Stein Mart, Inc.(a)                    200,000        5,800,000
---------------------------------------------------------------
Tech Data Corp.(a)                     545,000       13,352,500
---------------------------------------------------------------
Wet Seal, Inc.-Class A(a)              225,000        5,568,750
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               175,000        5,425,000
---------------------------------------------------------------
Wilmar Industries, Inc.(a)             150,000        2,475,000
---------------------------------------------------------------
Zale Corp.(a)                          200,000        3,700,000
---------------------------------------------------------------
                                                    199,265,125
---------------------------------------------------------------

SCHOOLS-0.27%

Children's Comprehensive
  Services, Inc.(a)                    275,000        3,231,250
---------------------------------------------------------------
Strayer Education, Inc.                100,000        2,575,000
---------------------------------------------------------------
                                                      5,806,250
---------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.49%

Datum, Inc.(a)                         133,300        3,099,225
---------------------------------------------------------------
Dynatech Corp.(a)                      100,000        3,475,000
---------------------------------------------------------------
Thermo Optek Corp.(a)                  350,000        4,068,750
---------------------------------------------------------------
                                                     10,642,975
---------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.22%

Cornell Corrections, Inc.(a)           200,000        1,875,000
---------------------------------------------------------------
Rural/Metro Corp.(a)                   100,000        2,875,000
---------------------------------------------------------------
                                                      4,750,000
---------------------------------------------------------------

SEMICONDUCTORS-5.66%

Actel Corp.(a)                         100,000        1,787,500
---------------------------------------------------------------
Burr-Brown Corp.(a)                    100,000        2,950,000
---------------------------------------------------------------
Computer Products, Inc.(a)             550,000        9,418,750
---------------------------------------------------------------
Cymer, Inc.(a)                         150,000        6,168,750
---------------------------------------------------------------
Dallas Semiconductor Corp.(a)          250,000        9,125,000
---------------------------------------------------------------
DuPont Photomasks, Inc.(a)             150,000        7,181,250
---------------------------------------------------------------
GaSonics International Corp.(a)        123,200        1,047,200
---------------------------------------------------------------
HADCO Corp.(a)                         230,000        9,832,500
---------------------------------------------------------------
Integrated Device Technology, Inc.(a)  450,000        5,287,500
---------------------------------------------------------------
Kemet Corp.(a)                         300,000        5,850,000
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)         275,000       15,365,625
---------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)     235,700        6,452,288
---------------------------------------------------------------
Photronics, Inc.(a)                    200,000        6,925,000
---------------------------------------------------------------
Sanmina Corp.(a)                       150,000        7,500,000
---------------------------------------------------------------
Sierra Semiconductor Corp.(a)          400,000        6,750,000
---------------------------------------------------------------
Silicon Valley Group, Inc.(a)          250,000        5,140,625
---------------------------------------------------------------
Tower Semiconductor Ltd.               350,000        4,375,000
---------------------------------------------------------------
Triquint Semiconductor, Inc.(a)        235,000        6,991,250
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         162,500        5,118,750
---------------------------------------------------------------
                                                    123,266,988
---------------------------------------------------------------

SHOES & RELATED APPAREL-1.70%

Converse, Inc.(a)                      500,000        7,500,000
---------------------------------------------------------------
Genesco Inc.(a)                        200,000        2,325,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SHOES & RELATED APPAREL-(CONTINUED)

Pacific Sunwear of California(a)       200,000   $    6,250,000
---------------------------------------------------------------
Stride Rite Corp.                      250,000        3,437,500
---------------------------------------------------------------
Vans, Inc.(a)                          250,000        2,406,250
---------------------------------------------------------------
Wolverine World Wide, Inc.             375,000       15,093,750
---------------------------------------------------------------
                                                     37,012,500
---------------------------------------------------------------

STEEL-0.52%

Maverick Tube Corp.(a)                 279,100        6,105,313
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.(a)
  (Mexico)                             325,000        5,321,875
---------------------------------------------------------------
                                                     11,427,188
---------------------------------------------------------------

TELECOMMUNICATIONS-5.47%

ADC Telecommunications, Inc.(a)        552,200       14,426,225
---------------------------------------------------------------
Adtran, Inc.(a)                        100,000        2,962,500
---------------------------------------------------------------
Advanced Fibre Communications,
  Inc.(a)                              125,000        4,984,375
---------------------------------------------------------------
Andrew Corp.(a)                        201,600        4,989,600
---------------------------------------------------------------
Anicom, Inc.(a)                        400,000        3,300,000
---------------------------------------------------------------
Aspect Telecommunications Corp.(a)     250,000        4,437,500
---------------------------------------------------------------
Billing Information Concepts(a)        350,000        8,356,250
---------------------------------------------------------------
Brightpoint, Inc.(a)(b)                937,406       20,505,762
---------------------------------------------------------------
CellStar Corp.(a)                      275,000        6,600,000
---------------------------------------------------------------
Davox Corp.(a)                         150,000        4,950,000
---------------------------------------------------------------
MasTec, Inc.(a)                        150,000        4,350,000
---------------------------------------------------------------
NACT Telecommunications, Inc.(a)       100,000          687,500
---------------------------------------------------------------
P-COM, Inc.(a)                         100,000        2,862,500
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         189,600        4,929,600
---------------------------------------------------------------
Precision Response Corp.(a)             50,000          818,750
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         250,000        5,968,750
---------------------------------------------------------------
Proxim, Inc.(a)                        100,000        2,012,500
---------------------------------------------------------------
Tel-Save Holdings, Inc.(a)             200,000        2,800,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       200,000        7,975,000
---------------------------------------------------------------
Tollgrade Communications, Inc.(a)      200,000        3,950,000
---------------------------------------------------------------
U.S. Long Distance Corp.(a)            350,000        4,243,750
---------------------------------------------------------------
Xpedite Systems, Inc.(a)               100,000        2,012,500
---------------------------------------------------------------
Yurie Systems, Inc.(a)                 100,000          962,500
---------------------------------------------------------------
                                                    119,085,562
---------------------------------------------------------------

TEXTILES-2.14%

G & K Services, Inc.-Class A(a)        200,000        5,800,000
---------------------------------------------------------------
Mohawk Industries, Inc.(a)             250,000        5,593,750
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           390,000        8,628,750
---------------------------------------------------------------
Quicksilver, Inc.(a)                   150,000        3,262,500
---------------------------------------------------------------
St. John Knits, Inc.                   250,000        9,593,750
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                150,000        5,962,500
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)             200,000        7,825,000
---------------------------------------------------------------
                                                     46,666,250
---------------------------------------------------------------

TRANSPORTATION-0.45%

Hub Group, Inc.(a)                     200,000        5,300,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TRANSPORTATION-(CONTINUED)

Trico Marine Services, Inc.(a)         125,000   $    4,437,500
---------------------------------------------------------------
                                                      9,737,500
---------------------------------------------------------------

TRUCKING-0.13%

Swift Transportation Co., Inc.(a)      100,000        2,850,000
---------------------------------------------------------------
  Total Common Stocks                             2,069,850,667
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE CORPORATE BONDS-0.41%

ADVERTISING/BROADCASTING-0.07%

Jacor Communications Inc.,
  Conv. Sr. LYON,
  5.50%, 06/12/11(c)               $ 3,200,000        1,480,000
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.34%

Aames Financial Corp.,
  Conv. Sub. Deb.,
  5.50%, 03/15/06                    1,560,000        1,386,294
---------------------------------------------------------------
Cityscape Financial Corp.,
  Conv. Sub. Deb.,
  6.00%, 05/01/06(d)
  (Acquired 08/06/96; Cost
  $1,326,624)                          960,000          636,758
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

FINANCE (CONSUMER CREDIT)-(CONTINUED)

Southern Pacific Funding Corp.,
  Conv. Sub. Notes,
  6.75%, 10/15/06                  $ 6,750,000   $    5,332,500
---------------------------------------------------------------
                                                      7,355,552
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           8,835,552
---------------------------------------------------------------

U.S. TREASURY SECURITIES-1.87%

U.S. Treasury Bills-1.87%(e)
  5.10%, 06/26/97(f)                41,160,000       40,828,458
---------------------------------------------------------------

REPURCHASE AGREEMENTS-1.89%(g)

HSBC Securities, Inc.
  5.05%, 05/01/97(h)                 4,935,390        4,935,390
---------------------------------------------------------------
  5.49%, 05/01/97(i)                36,238,378       36,238,378
---------------------------------------------------------------
    Total Repurchase Agreements                      41,173,768
---------------------------------------------------------------
TOTAL INVESTMENTS-99.26%                          2,160,688,445
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.74%                  16,030,352
---------------------------------------------------------------
NET ASSETS -100.00%                              $2,176,718,797
===============================================================

Investment Abbreviations:

ADR  -- American Depository Receipt
Conv. -- Convertible
Deb.  -- Debentures
LYON  -- Liquid Yield Option Notes
Sr.   -- Senior
Sub.  -- Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities at 04/30/97 was $63,287,088 which represented 2.91% of the Fund's net assets.
(c) Zero coupon bond. Interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 04/30/97 was $636,758 which represented 0.03% of the Fund's net assets.
(e) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by $96,950,000 U.S. Treasury obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99 with an aggregate market value at 04/30/97 of $102,002,050.
(i) Joint repurchase agreement entered into 04/30/97 with a maturing value of $200,030,500. Collateralized by $116,271,000 U.S. Treasury obligations, 5.875% to 7.875% due 06/30/01 to 08/15/05 and $85,760,000 U.S. Government
    agency obligations, 0% to 7.15% due 07/18/97 to 02/14/06 with an aggregate market value at 04/30/97 of $204,003,650.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)


ASSETS:

Investments, at market value (cost
  $1,826,531,956)                         $2,160,688,445
--------------------------------------------------------
Receivables for:
  Investments sold                            27,207,337
--------------------------------------------------------
  Capital stock sold                           3,108,203
--------------------------------------------------------
  Dividends and interest                         218,165
--------------------------------------------------------
  Variation margin                               150,000
--------------------------------------------------------
Investment for deferred compensation
  plan                                            26,760
--------------------------------------------------------
Other assets                                      94,307
--------------------------------------------------------
    Total assets                           2,191,493,217
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        6,161,450
--------------------------------------------------------
  Capital stock reacquired                     5,970,653
--------------------------------------------------------
  Deferred compensation                           26,760
--------------------------------------------------------
Accrued advisory fees                          1,139,436
--------------------------------------------------------
Accrued administrative services fees               8,183
--------------------------------------------------------
Accrued distribution fees                        791,602
--------------------------------------------------------
Accrued directors fees                             5,714
--------------------------------------------------------
Accrued transfer agent fees                      462,405
--------------------------------------------------------
Accrued operating expenses                       208,217
--------------------------------------------------------
    Total liabilities                         14,774,420
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $2,176,718,797
========================================================

Capital stock, $.001 par value per share:

  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 59,821,734
========================================================

NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                   $        36.39
--------------------------------------------------------

OFFERING PRICE PER SHARE:

  (Net asset value of $36.39
   divided by 94.50%)                     $        38.51
========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)


INVESTMENT INCOME:

Interest                                   $   2,462,377
--------------------------------------------------------
Dividends (net of $7,376 foreign
  withholding tax)                             1,233,237
--------------------------------------------------------
    Total investment income                    3,695,614
--------------------------------------------------------

EXPENSES:

Advisory fees                                  8,135,710
--------------------------------------------------------
Custodian fees                                    72,204
--------------------------------------------------------
Directors' fees                                   11,408
--------------------------------------------------------
Distribution fees                              3,203,882
--------------------------------------------------------
Administrative services fees                      51,740
--------------------------------------------------------
Transfer agent fees                            1,728,703
--------------------------------------------------------
Other                                            330,251
--------------------------------------------------------
    Total expenses                            13,533,898
--------------------------------------------------------
Less: Expenses paid indirectly                   (21,810)
--------------------------------------------------------
    Net expenses                              13,512,088
--------------------------------------------------------
Net investment income (loss)                  (9,816,474)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
    Investment securities                    (54,620,324)
--------------------------------------------------------
    Futures contracts                         10,934,911
--------------------------------------------------------
                                             (43,685,413)
--------------------------------------------------------
Unrealized appreciation (depreciation) of:
    Investment securities                   (320,721,159)
--------------------------------------------------------
    Futures contracts                         (4,932,050)
--------------------------------------------------------
                                            (325,653,209)
--------------------------------------------------------
Net gain (loss) on investment
  securities and futures contracts          (369,338,622)
--------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $(379,155,096)
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE YEAR ENDED OCTOBER 31, 1996 (UNAUDITED)

                                                                APRIL 30,       OCTOBER 31,
                                                                   1997             1996
OPERATIONS:

  Net investment income (loss)                                $   (9,816,474)  $  (19,703,976)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and futures contracts                                        (43,685,413)     141,538,687
---------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (325,653,209)     211,197,677
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (379,155,096)     333,032,388
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities                                         (138,552,307)     (54,512,548)
---------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions          (56,137,743)     226,490,173
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (573,845,146)     505,010,013
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,750,563,943    2,245,553,930
---------------------------------------------------------------------------------------------
  End of period                                               $2,176,718,797   $2,750,563,943
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,901,777,366   $1,957,915,109
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (9,860,637)         (44,163)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and futures contracts                  (48,508,221)     133,729,499
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                            333,310,289      658,963,498
---------------------------------------------------------------------------------------------
                                                              $2,176,718,797   $2,750,563,943
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund has temporarily discontinued public sales of its shares to new investors. The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  Information presented in these financial statements pertains only to the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $51,740 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1997, AFS was paid $932,435 for such services.
  The Fund received reductions in transfer agency fees of $20,308 from dividends received on balances in cash management accounts. In addition, the Fund incurred expenses of $1,502 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $21,810 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the six months ended April 30, 1997, the Fund paid AIM Distributors $3,203,882 as compensation under the Plan.
  AIM Distributors received commissions of $464,530 from sales of shares of the Fund's capital stock during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1997, AIM Distributors received $60,656 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund paid legal fees of $8,010 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 were $895,057,405 and $995,995,419, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 463,850,725
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (130,204,448)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 333,646,277
==========================================================

  Cost of investment for tax purposes is $1,827,042,168.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-FUTURES CONTRACTS

On April 30, 1997, $1,668,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at April 30, 1997:

  (Contracts -- $500 times index/delivery month/commitment)

                                     UNREALIZED
                                    APPRECIATION
                                   (DEPRECIATION)
                                   --------------
S&P 500 Index/100 Contracts/June
97/Buy                               $(846,200)

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                   APRIL 30, 1997                OCTOBER 31, 1996
                                                             ---------------------------   -----------------------------
                                                               SHARES         AMOUNT         SHARES          AMOUNT
                                                             -----------   -------------   -----------   ---------------
Sold                                                          11,500,320   $ 483,235,051    30,538,437   $ 1,334,476,880
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            3,068,744     127,935,858     1,291,013        49,897,557
------------------------------------------------------------------------------------------------------------------------
Reacquired                                                   (15,971,688)   (667,308,652)  (26,568,998)   (1,157,884,264)
------------------------------------------------------------------------------------------------------------------------
                                                              (1,402,624)  $ (56,137,743)    5,260,452   $   226,490,173
========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended April 30, 1997, each of the years in the three-year period ended October 31, 1996, the ten month period ended October 31, 1993 and each of the years in the five-year period ended December 31, 1992.

                                                                         OCTOBER 31,                           DECEMBER 31,
                                      APRIL 30,        ------------------------------------------------    --------------------
                                         1997             1996          1995         1994        1993      1992(a)       1991
                                      ----------       ----------    ----------    --------    --------    --------    --------
Net asset value, beginning of period  $    44.93       $    40.13    $    28.37    $  23.85    $  18.52    $  16.06    $  11.85
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
Income from investment operations:
    Net investment income (loss)           (0.16)           (0.32)        (0.04)      (0.05)      (0.02)      (0.03)      (0.04)
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
    Net gains (losses) on securities
      (both realized and unrealized)       (6.08)            6.09         11.80        4.57        5.35        3.41        7.29
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
        Total from investment
          operations                       (6.24)            5.77         11.76        4.52        5.33        3.38        7.25
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment
      income                                  --               --            --          --          --          --          --
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
    Distributions from capital gains       (2.30)           (0.97)           --          --          --       (0.92)      (3.04)
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
        Total distributions                (2.30)           (0.97)           --          --          --       (0.92)      (3.04)
------------------------------------  ----------       ----------    ----------    --------    --------    --------    --------
Net asset value, end of period        $    36.39       $    44.93    $    40.13    $  28.37    $  23.85    $  18.52    $  16.06
====================================  ==========       ==========    ==========    ========    ========    ========    ========
Total return(b)                           (14.54)%          14.77%        41.45%      18.96%      28.78%      21.34%      63.90%
====================================  ==========       ==========    ==========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $2,176,719       $2,750,564    $2,245,554    $687,238    $217,256    $ 38,238    $ 16,218
====================================  ==========       ==========    ==========    ========    ========    ========    ========
Ratio of expenses to average net
  assets(c)                                 1.06%(d)(e)      1.11%         1.08%       1.07%       1.00%(g)    1.25%       1.25%
====================================  ==========       ==========    ==========    ========    ========    ========    ========
Ratio of net investment income
  (loss) to average net assets(f)          (0.77)%(d)        (0.76)%      (0.19)%     (0.26)%     (0.24)%(g)  (0.59)%     (0.31)%
====================================  ==========       ==========    ==========    ========    ========    ========    ========
Portfolio turnover rate                       36%              79%           52%         75%         61%        164%        165%
====================================  ==========       ==========    ==========    ========    ========    ========    ========
Average broker commission rate
  paid(h)                             $   0.0539       $   0.0545           N/A         N/A         N/A         N/A         N/A
====================================  ==========       ==========    ==========    ========    ========    ========    ========

                                                DECEMBER 31,
                                      --------------------------------
                                        1990        1989        1988
                                      --------    --------    --------
Net asset value, beginning of period   $ 13.30    $  11.07    $   9.86
------------------------------------   -------    --------    --------
Income from investment operations:
    Net investment income (loss)          0.08        0.03        0.05
------------------------------------   -------    --------    --------
    Net gains (losses) on securities
      (both realized and unrealized)     (0.95)       2.28        1.21
------------------------------------   -------    --------    --------
        Total from investment
          operations                     (0.87)       2.31        1.26
------------------------------------   -------    --------    --------
Less distributions:
    Dividends from net investment
      income                             (0.09)      (0.03)      (0.05)
------------------------------------   -------    --------    --------
    Distributions from capital gains     (0.49)      (0.05)         --
------------------------------------   -------    --------    --------
        Total distributions              (0.58)      (0.08)      (0.05)
------------------------------------   -------    --------    --------
Net asset value, end of period         $ 11.85    $  13.30    $  11.07
------------------------------------   =======    ========    ========
Total return(b)                          (6.50)%     20.89%      12.77%
------------------------------------   =======    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $ 9,234    $ 11,712    $ 12,793
------------------------------------   =======    ========    ========
Ratio of expenses to average net
  assets(c)                               1.25%       1.25%       1.22%
------------------------------------   =======    ========    ========
Ratio of net investment income
  (loss) to average net assets(f)         0.62%       0.24%       0.38%
------------------------------------   =======    ========    ========
Portfolio turnover rate                    137%         69%         56%
------------------------------------   =======    ========    ========
Average broker commission rate
  paid(h)                                  N/A         N/A         N/A
------------------------------------   =======    ========    ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees and expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), 1.65%, 1.83%, 1.99%, 1.80% and 1.56% for 1995-88, respectively.
(d) Ratios are annualized and based on average net assets of $2,584,346,866.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.05%.
(f) Ratios of net investment income (loss) to average net assets prior to reduction of advisory fees and expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), (0.99)%, (0.89)%, (0.11)%, (0.31)% and 0.04%
    for 1995-88, respectively.
(g) Annualized.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-LEGAL PROCEEDINGS

A claim, Saltzberg v. AIM Equity Funds, Inc., et al., was filed in Southern District Court in Texas in October 1996 against AIM and certain other subsidiaries of AIM Management. The claim was instituted under section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors. AIM Management is investigating whether there is any basis at all for this claim and intends to defend it vigorously.

NOTE 10-FUND REOPENING AND CLOSING

The Fund was reopened to new investors on June 4, 1997 and subsequently closed to new investors effective as of the close of business June 5, 1997.

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Aggressive Growth Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(4) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............   31,114,791            731,317           1,218,650
     Elimination of policy prohibiting investments in other
(3)  investment companies........................................   23,839,643          1,595,508           1,270,078
(4)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

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
BOARD OF DIRECTORS                     OFFICERS                                  OFFICE OF THE FUND

Charles T. Bauer                       Charles T. Bauer                          11 Greenway Plaza
Chairman                               Chairman                                  Suite 100
A I M Management Group Inc.                                                      Houston, TX 77046
                                       Robert H. Graham
Bruce L. Crockett                      President
Formerly Director, President, and                                                INVESTMENT ADVISOR
Chief Executive Officer                John J. Arthur
COMSAT Corporation                     Senior Vice President and Treasurer       A I M Advisors, Inc.
                                                                                 11 Greenway Plaza
Owen Daly II                           Carol F. Relihan                          Suite 100
Director                               Senior Vice President                     Houston, TX 77046
Cortland Trust Inc.                    and Secretary
                                                                                 TRANSFER AGENT
Jack Fields                            Gary T. Crum
Formerly Member of the                 Senior Vice President                     A I M Fund Services, Inc.
U.S. House of Representatives                                                    P.O. Box 4739
                                       Scott G. Lucas                            Houston, TX 77210-4739
Carl Frischling                        Senior Vice President
Partner
Kramer, Levin, Naftalis  & Frankel     Jonathan C. Schoolar                      CUSTODIAN
                                       Senior Vice President
Robert H. Graham                                                                 State Street Bank & Trust
President and Chief Executive Officer  Dana R. Sutton                            225 Franklin Street
A I M Management Group Inc.            Vice President and Assistant Treasurer    Boston, MA 02110

John F. Kroeger                        Melville B. Cox
Formerly Consultant                    Vice President                            COUNSEL TO THE FUND
Wendell & Stockel Associates, Inc.
                                       P. Michelle Grace                         Ballard Spahr
Lewis F. Pennock                       Assistant Secretary                       Andrews & Ingersoll
Attorney                                                                         1735 Market Street
                                       David L. Kite                             Philadelphia, PA 19103
Ian W. Robinson                        Assistant Secretary
Consultant; Formerly Executive
Vice President and                     Nancy L. Martin                           COUNSEL TO THE DIRECTORS
Chief Financial Officer                Assistant Secretary
Bell Atlantic Management                                                         Kramer, Levin, Naftalis
Services, Inc.                         Ofelia M. Mayo                            & Frankel
                                       Assistant Secretary                       919 Third Avenue
Louis S. Sklar                                                                   New York, NY 10022
Executive Vice President               Kathleen J. P#ueger
Hines Interests                        Assistant Secretary
Limited Partnership                                                              DISTRIBUTOR
                                       Samuel D. Sirko
                                       Assistant Secretary                       A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                       Stephen I. Winer                          Suite 100
                                       Assistant Secretary                       Houston, TX 77046

                                       Mary J. Benson
                                       Assistant Treasurer

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
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
                                                            THE AIM FAMILY OF FUNDS -- REGISTERED TRADEMARK --

                                                            AGGRESSIVE GROWTH
                                                            AIM Aggressive Growth Fund*
                                                            AIM Capital Development Fund
                                                            AIM Constellation Fund
                                                            AIM Global Aggressive Growth Fund

                 [Photo of                                  GROWTH
              11 Greenway Plaza                             AIM Blue Chip Fund
                 appears here]                              AIM Global Growth Fund
                                                            AIM Growth Fund
                                                            AIM International Equity Fund
                                                            AIM Value Fund
                                                            AIM Weingarten Fund

                                                            GROWTH AND INCOME
                                                            AIM Balanced Fund
                                                            AIM Charter Fund

                                                            INCOME AND GROWTH
                                                            AIM Global Utilities Fund

                                                            HIGH CURRENT INCOME
                                                            AIM High Yield Fund

                                                            CURRENT INCOME
                                                            AIM Global Income Fund
                                                            AIM Income Fund

                                                            CURRENT TAX-FREE INCOME
                                                            AIM Municipal Bond Fund
                                                            AIM Tax-Exempt Bond Fund of CT
                                                            AIM Tax-Free Intermediate Shares

                                                            CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                            AIM Intermediate Government Fund

                                                            HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                            AIM Limited Maturity Treasury Shares

                                                            STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                            AIM Money Market Fund

A I M Management Group Inc. has provided leadership         STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
in the mutual fund industry since 1976 and managed          AIM Tax-Exempt Cash Fund
approximately $73 billion in assets for more than 3.5
million shareholders, including individual investors,
corporate clients, and financial institutions as of         *AIM Aggressive Growth Fund was closed to new investors
May 23, 1997. The AIM Family of Funds -- Registered         on June 5, 1997.  For more complete information about any
Trademark -- is distributed nationwide, and AIM             AIM Fund(s), including sales charges and expenses,
today ranks among the nation's top 15 mutual fund           ask your financial consultant or securities dealer for
companies in assets under management, according             a free prospectus(es). Please read the prospectus(es)
to Lipper Analytical Services, Inc.                         carefully before you invest or send money.

[AIM Logo appears here]                                                                      ---------------
                                                                                                BULK RATE
A I M Distributors, Inc.                                                                      U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                      PAID
Houston, TX 77046                                                                              HOUSTON, TX
                                                                                             Permit No. 1919
                                                                                             ---------------


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